                                                        EXHIBIT 10.2



                            STOCK WARRANT CERTIFICATE



         A. STOCK  WARRANT  ("Warrant")  for the  purchase of a total of 420,000 shares of the common stock, par value $0.01 per share (the "Common  Stock"),  of

Avery  Communications,  Inc., a Delaware  corporation (the "Company"),  has been granted  to  Patrick  J.  Haynes,  III (the  "Warrant  Holder")  pursuant  to an

Employment  Agreement  dated as of July 1, 1998, by and among the Warrant Holder and the Company.  This Warrant  shall be governed by the  Employment  Agreement,

and, except as otherwise  specifically  set forth herein,  the provisions of the

Employment  Agreement  shall  control in the event of any  conflict  between the terms set forth herein and the provisions of the Employment Agreement.



         B. The exercise price of this Warrant is $3.00 per share (the "Exercise

Price").



         C. This  Warrant  may not be  exercised  if the  issuance  of shares of

Common Stock of the Company upon such exercise  would  constitute a violation of any  applicable  Federal or state  securities  or other law or  regulation.  The

Warrant  Holder,  as a  condition  to his  exercise of this  Warrant,  shall (i)

represent  to the Company that the shares of Common Stock of the Company that he acquires upon exercise of this Warrant are being  acquired by him for investment and not  with a view to  distribution  or  resale,  and that he will not sell or otherwise  transfer such shares unless such shares are then  registered  under a currently effective  registration statement under the Securities Act of 1933, as amended (the "Act"), or counsel for the Company is then of the opinion that such registration  is  not  required  under  the  Act or any  other  applicable  law,

regulation, or rule of any governmental agency, and (ii) if the shares of Common

Stock underlying this Warrant are not registered under the Act, acknowledge that the certificate  evidencing such shares may be stamped



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with a restrictive  legend and such shares will be  "restricted  securities"  as defined in Rule 144 promulgated under the Act.



    D. This Warrant may not be transferred in any manner  otherwise than by will or the laws of descent and  distribution,  and may be exercised  during the lifetime of the Warrant  Holder  only by the Warrant  Holder.  The terms of this

Warrant shall be binding upon the executors, administrators,  heirs, successors,

and assigns of the Warrant Holder.



         E. This Warrant shall be exercisable as follows:



                  (i)      This  Warrant  shall not be  exercisable,  and to the

                           extent  not  exercised  prior  to  such  date,  shall

                           terminate and be of no further effect as of 5:00 p.m.

                           New York City time on the respective expiration dates

                           set forth below.

                  (ii)     This  Warrant  shall  be  exercisable  as to  140,000

                           shares  commencing  as of July  1,  1998,  and  shall

                           expire on June 30, 2008.

                  (iii)    This Warrant shall be exercisable as to an additional

                           140,000 shares  commencing on July 1, 1999, and shall

                           expire on June 30, 2008.

                  (iv)     This Warrant shall be exercisable as to the remaining

                           140,000 shares commencing on July 15, 2000, and shall

                           expire on June 30, 2008.



         F. Notwithstanding anything else to the contrary contained herein, this

Warrant,  whether  or not  vested  at the  time,  shall be fully  vested  in its entirety  immediately  upon a "Change  in  Control"  (as such term is defined in subparagraph (b) of Paragraph 6 of the Employment Agreement. Notwithstanding the

foregoing,  this Warrant shall not become  exercisable as to a tranche of shares if the Warrant Holder  voluntarily leaves the Company's employ or if the Warrant

Holder is

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terminated  For Cause (as defined in Paragraph 12 of the  Employment  Agreement)

prior to the date this Warrant became exercisable as to such shares as set forth in Paragraph E hereof.



    G.  Subject  to  the  provisions  of  Paragraphs  E and F,  the  rights represented  by this Warrant may be exercised by the Warrant  Holder by delivery of:



         1. The exercise form annexed hereto (the "Exercise Form") duly executed and  specifying  the  number of shares to be  purchased,  to the  Company at the offices of the Company located at 190 South LaSalle Street, Suite 1710, Chicago,

Illinois  60603  (or such  other  office  or  agency  of the  Company  as it may designate  by written  notice to the  Warrant  Holder at the address of such the

Warrant  Holder  appearing on the books of the Company)  during normal  business hours on any day other than a Saturday,  Sunday or day on which  national  banks are authorized to close in the City of New York,  State of New York (a "Business

Day").



         2. The exercise price of shares purchased upon exercise of this Warrant shall be paid in full, within 5 business days of receipt of the Exercise Form by the Company, (a) in cash, (b) by delivery to the Company of already owned shares of Common Stock,  or shares  issuable to the Warrant  Holder on exercise of this

Warrant,  (c) in any combination of cash and already owned or issuable shares of

Common  Stock,  or (d) by  delivery of such other  consideration  as the Company deems  appropriate and in compliance  with applicable law (including  payment by means of a promissory note or in accordance with a cashless  exercise  program).

In the event that any shares of Common Stock shall be transferred to the Company to satisfy all or any part of the exercise price or any federal,  state or local taxes required by law to be withheld in connection with such exercise,  the part of the exercise price or withholding taxes deemed to have been satisfied by such transfer  of shares of Common  Stock  shall be equal to the  product  derived by multiplying the current market

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price (as defined in Paragraph  H.1(d)  hereof) as of the date of exercise times the number of shares of Common Stock transferred to the Company, less the amount due to the Company if issuable  shares are  transferred  to the  Company,  which amount  due to the  Company  shall  equal the  product  of the  number of shares issuable to the Warrant Holder times the exercise price of the issuable  shares.

The  Warrant  Holder may not  transfer  to the  Company in  satisfaction  of the exercise  price any fraction of a share of Common Stock,  and any portion of the exercise price that would  represent less than a full share of Common Stock must be paid in cash by the Warrant  Holder.  The Warrant Holder shall have the right to pay the exercise price of this Warrant and any related  withholding  taxes by delivery to the Company of an amount of cash equal to the par value per share of

Common Stock  purchased on exercise and a recourse  promissory  note.  Each such recourse promissory note shall have the following terms and conditions: (a) such promissory  note shall bear interest at 2% over the prime rate of Citibank,  (b)

interest shall be due and payable quarterly in arrears, (c) the principal amount shall be due in full on the second  anniversary  date, (d) principal and accrued interest may be prepaid at any time, in whole or in part,  without penalty,  and

(e) in the event of a default in the payment of principal  or interest  when due and the continuance of such default for ten (10) days, the full principal amount of the promissory note plus accrued and unpaid interest shall become immediately due  and  payable.  As a  condition  precedent  to the  Warrant  Holder's  being permitted to pay a portion of the exercise  price with a  promissory  note,  the

Warrant  Holder must  exercise  the Warrant with respect to not less than 50% of the tranche of shares of which the shares of Common Stock being purchased form a part.  The Warrant  Holder shall pledge to the Company,  and grant the Company a perfected  first  priority  security  interest  in, all  shares of Common  Stock purchased  using a promissory  note.  The Warrant Holder shall have the right at any time or from time to time to sell

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any or all of the  shares  pledged to the  Company to secure the  payment of any such  promissory  note if,  prior to the  making of any such sale,  the  Warrant

Holder  makes  arrangements,  satisfactory  to the  Company,  that a  sufficient portion of the  proceeds  received  from any such sale shall be delivered to the

Company in  repayment of all of the  outstanding  principal  and unpaid  accrued interest owing with respect to such  promissory  note. The Warrant Holder agrees that,  in the event of default in the payment of principal or interest  when due on any  promissory  note  secured  by  shares  of the  Common  Stock  as  herein contemplated,  and the  continuance  of such  default  for ten  (10)  days,  the

Company,  in addition to any other rights and remedies available to the Company,

shall have,  and may  exercise,  any and all rights of a secured party under the provisions of the Uniform Commercial Code.



         The Company agrees that such shares shall be deemed to be issued to the

Warrant  Holder as the record  owner of such  shares as of the  commencement  of business on the date on which the Exercise Form for this Warrant shall have been received by the Company and this  Warrant  surrendered  and payment made for the shares as aforesaid.  Certificates for the shares specified in the Exercise Form shall be delivered to the Warrant Holder as promptly as practicable,  and in any event within ten (10) days thereafter. If this Warrant shall have been exercised only in part, the Company shall,  at the time of delivery of the  certificate or certificates  for the shares  delivered  to the  Warrant  Holder,  deliver a new option  certificate  evidencing  the  right to  purchase  the  remaining  shares issuable  under this  Warrant,  which new option shall in all other  respects be identical to this  Warrant.  No adjustment  shall be made on shares  issuable on exercise of this  Warrant for any cash  dividends  paid or payable to holders of record of Common Stock out of  consolidated  earnings or earned surplus prior to the date as of which the Warrant  Holder shall be deemed to be the  recordholder of such shares.



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         H. Certain Adjustments.

            -------------------



         H.1 The number of shares issuable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:



                  (a) In case the Company  shall (i) pay a dividend in shares of

Common Stock or make a  distribution  in shares of Common Stock,  (ii) subdivide its outstanding shares of Common Stock (including, without limitation, by way of stock splits and the like), (iii) combine its outstanding shares of Common Stock

into  a  smaller   number  of   shares  of  Common   Stock  or  (iv)   issue  by

reclassification  of its shares of Common Stock other  securities of the Company

(including  any such  reclassification  in connection  with a  consolidation  or merger in which the Company is the surviving corporation),  the number of shares issuable  upon  exercise of this  Warrant  immediately  prior  thereto  shall be adjusted  so that the Warrant  Holder  shall be entitled to receive the kind and number of shares or other  securities of the Company that he would have owned or have been entitled to receive after the happening of any of the events described above had this Warrant been exercised immediately prior to the happening of such event or any record date with respect  thereto.  An adjustment  made pursuant to this Paragraph (a) shall become effective  immediately  after the effective date of each such event  retroactive  to the record  date,  if any,  for such  event,

without amendment or modification required to this Warrant.



                  (b) In  case  the  Company  shall  issue  rights,  options  or warrants to all or  substantially  all holders of its outstanding  Common Stock,

without any charge to such holders,  entitling them to subscribe for or purchase shares of Common  Stock at a price per share  which is lower at the record  date mentioned below than the then current market price per share of Common Stock (as defined in subparagraph  (d) below),  the number of shares  thereafter  issuable upon the

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exercise of this Warrant shall be determined by multiplying the number of shares theretofore  issuable upon exercise of this Warrant by a fraction,  of which the numerator shall be the number of shares of Common Stock  outstanding on the date of issuance of such rights,  options or warrants  plus the number of  additional shares of Common Stock  offered by  subscription  or purchase,  and of which the denominator  shall be the number of shares of Common  Stock  outstanding  on the date of issuance of such rights,  options or warrants  plus the number of shares that the aggregate  offering price of the total number of shares of Common Stock so offered would  purchase at the current market price per share of Common Stock

(as defined in  subparagraph  (d) below) as of such record date. Such adjustment shall be made  whenever such rights,  options or warrants are issued,  and shall become  effective  immediately  after the record date for the  determination  of stockholders entitled to receive such rights, options or warrants.



                  (c)  In  case  the  Company   shall   distribute   to  all  or

substantially  all  holders  of its  shares of  Common  Stock  evidences  of its indebtedness or assets (excluding cash dividends or distributions payable out of consolidated earnings or earned surplus and dividends or distributions  referred to in subparagraph (a) above) or rights,  options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in subparagraph (b) above), then in each case the number of shares  thereafter  issuable  upon the  exercise of this

Warrant  shall be  determined by  multiplying  the number of shares  theretofore issuable upon the exercise of this Warrant by a fraction, of which the numerator shall be the then current  market price per share of Common Stock (as defined in subparagraph  (d)  below)  on the date of such  distribution,  and of which  the denominator  shall be the then current  market price per share of Common  Stock,

less the then fair value (as  determined in good faith by the Board of

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Directors of the Company,  or if requested by the Warrant  Holder,  by a leading firm of  investment  bankers  selected  by the  Warrant  Holder  and  reasonably acceptable to the Company and whose  reasonable  fees and expenses shall be paid by the  Company or as  otherwise  agreed  upon by the  Company  and the  Warrant

Holder),  of  the  portion  of  the  assets  or  evidences  of  indebtedness  so distributed  or of such  subscription  rights,  options or warrants,  or of such convertible or exchangeable securities, applicable to one share of Common Stock.

Such adjustment shall be made whenever any such  distribution is made, and shall become effective on the date of distribution  retroactive to the record date for the determination of shareholders entitled to receive such distribution.





         (d) For the purpose of computation  under  subparagraphs (b) and (c) of this  Paragraph  H.1 and  Paragraph  G.2, the current  market price per share of

Common Stock at any date shall be:



                  (x)  the  average  of the  daily  closing  prices  for  the 30 consecutive  trading days immediately  preceding such computation.  The closing  price  for each day  shall be the last  reported  sales  price regular way or, in case no such  reported sale takes place on such day,

         the average of the closing  bid and asked  prices  regular way for such day,  in each case on the  principal  national  securities  exchange on which the shares of Common Stock are listed or admitted to trading, or,

         if reported on Nasdaq National  Market,  the last reported sales price,

         or, if not so listed or admitted to trading or reported, the average of

         the  closing  bid  and  asked   prices  of  the  Common  Stock  in  the

         over-the-counter market as reported by Nasdaq or any comparable system;

         or

                  (y) on or prior to the expiration of the 30 trading day period set forth in  clause  (x)  above,  the fair  market  value per share of

         Common  Stock  determined  by a  leading  firm  of  investment  bankers selected by the Warrant Holder and reasonably acceptable to the Company and whose reasonable fees and expenses shall be paid by the Company.



         (e) No adjustment in the number of shares  issuable  hereunder shall be required  unless  such  adjustment  would  require an increase or decrease of at least one percent  (1%) in the number of shares  issuable  upon the  exercise of this Warrant;  provided,  however,  that any adjustments which by reason of this subparagraph  (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.



         (f)  Whenever the number of shares  issuable  upon the exercise of this

Warrant is adjusted as herein  provided,  the  Exercise  Price  payable upon the exercise of this Warrant shall be adjusted by  multiplying  such Exercise  Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares  issuable upon the exercise of this Warrant  immediately prior to such  adjustment,  and of which the denominator  shall be the number of shares issuable immediately thereafter.



                  (g) No  adjustment  in the number of shares  issuable upon the exercise  of  this  Warrant  need be made  under  Paragraphs  (b) and (c) if the

Company  issues or  distributes  to the  Warrant  Holder  the  rights,  options,

warrants,   or  convertible  or   exchangeable   securities,   or  evidences  of

indebtedness or assets referred to in those  Paragraphs which the Warrant Holder would have been entitled to receive had this Warrant been exercised prior to the happening of such event or the record
date with respect  thereto.  No adjustment in the number of shares issuable upon the  exercise  of this  Warrant  may be made for sale of  shares  pursuant  to a

Company plan for  reinvestment  of dividends or interest.  No adjustment need be made for a change in the par value of the shares.



         (h)  The  Company  shall  not,  by  amendment  of  its  Certificate  of

Incorporation  or through  any  reorganization,  recapitalization,  transfer  of assets, consolidation, merger, dissolution, issue or sale of securities, rights,

options or warrants or any other  voluntary  action,  avoid or seek to avoid the observance or performance of any of the terms to be observed or performed  under this Paragraph H.1 by the Company, but will at all times in good faith assist in carrying out all of the  provisions of this  Paragraph H.1 and take such actions as may be necessary or appropriate in order to protect the rights of the Warrant

Holder under this Paragraph H.1 against impairment.



         (i) For the purpose of this  Paragraph  H.1, the term "shares of Common

Stock" shall mean (i) the class of stock  designated  as the common stock of the

Company  at the  date of this  Certificate  or (ii)  any  other  class  of stock resulting from successive changes or  reclassification of such shares consisting solely of changes in par value,  or from par value to no par value. In the event that at any time,  as a result of an  adjustment  made pursuant to Paragraph (a)

above,  the Warrant  Holder shall become  entitled to purchase any securities of the Company  other than shares of Common  Stock,  thereafter  the number of such other shares so issuable upon exercise of this Warrant,  and the Exercise  Price of such shares, shall be subject to adjustment from time to time in a manner and on terms as nearly  equivalent as practicable to the provisions  with respect to the shares contained in subparagraphs (a) through (h), inclusive, above, and the

Paragraphs H.2 through H.4, inclusive,  with respect to the shares,  shall apply on like terms to any such other securities.

         (j) Upon the expiration of any rights, options,  warrants or conversion or  exchange  privileges,  if any  thereof  shall not have been  exercised,  the

Exercise  Price and the  number  of  shares  shall,  upon  such  expiration,  be readjusted  and  shall  thereafter  be such as it  would  have  been had it been originally  adjusted (or had the original  adjustment not been required,  as the case may be),  and if (A) the only  shares  of Common  Stock so issued  were the shares of Common  Stock,  if any,  actually  issued or sold upon the exercise of such rights,  options,  warrants or conversion  or exchange  rights and (B) such shares of  Common  Stock,  if any,  were  issued  or sold for the  consideration actually  received  by  the  Company  upon  such  exercise  plus  the  aggregate consideration,  if any, actually received by the Company for the issuance,  sale or grant of all such rights, options,  warrants or conversion or exchange rights whether or not exercised;  provided,  however,  that no such readjustment  shall have the effect of increasing  the Exercise  Price or  decreasing  the number of shares by an amount in excess of the amount of the adjustment  initially made in respect to the  issuance,  sale or grant or such  rights,  options,  warrants or conversion or exchange rights.



         H.2 Notice of Adjustment. Whenever the number of shares or the Exercise

             --------------------

Price payable upon exercise of this Warrant is adjusted as herein provided,  the

Company shall  promptly  mail by first class,  postage  prepaid,  to the Warrant

Holder,  notice of such adjustment or adjustments and a certificate of a firm of independent public accountants selected by the Board of Directors of the Company

(who may be the regular  accountants  employed by the Company) setting forth the number of shares and the Exercise  Price  payable upon  exercise of this Warrant after such  adjustment,  setting forth a brief  statement of the facts requiring such  adjustment and setting forth the  computation by which such adjustment was made.

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         H.3 No Adjustment for  Dividends.  Except as provided in Paragraph H.1,

             ----------------------------

no adjustment in respect of any dividends  shall be made during the term of this

Warrant or upon the exercise of this Warrant.



         H.4 Preservation of Purchase Rights Upon Merger, Consolidation, etc. In

             ---------------------------------------------------------------

case of any  consolidation  of the Company  with or merger of the  Company  into another  corporation  or otherwise or in case of any sale,  transfer or lease to another corporation of all or substantially all the property of the Company, the

Company or such successor or purchasing  corporation,  as the case may be, shall execute with the Warrant  Holder an agreement that the Warrant Holder shall have the right  thereafter  upon payment of the Exercise Price in effect  immediately prior to such action to  purchase  upon  exercise  of this  Warrant the kind and amount of shares and other  securities and property which such holder would have

owned  or  have  been   entitled  to  receive   after  the   happening  of  such

consolidation,  merger,  sale, transfer or lease had this Warrant been exercised immediately prior to such action, provided that such agreement shall provide for

adjustments  thereafter,   which  shall  be  as  nearly  equivalent  as  may  be

practicable to the adjustments  provided for in this Paragraph H. The provisions of this Paragraph H shall similarly apply to successive consolidations, mergers,

sales, transfers or leases.



         I.  Registration  Rights.  The Company hereby covenants and agrees with

             --------------------

the  Warrant  Holder  that the Warrant  Holder  shall be entitled to  piggy-back registration  rights with respect to the shares that are issuable on exercise of this Warrant,  in each case,  upon the terms and subject to the  conditions  set forth in the form of Registration Rights Agreement attached hereto as Exhibit A.

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                                          Avery Communications, Inc.





                                          By:___________________________________

                                             Scot M. McCormick

                                             Vice President







Dated:   As of July 1, 1998

                                  EXERCISE FORM





                                                Date:___________________________





TO:   Chief Financial Officer



The undersigned hereby irrevocable elects to exercise the attached Stock Warrant

Certificate to the extent of options to purchase _______ shares and hereby makes payment of $_________ in payment of the purchase price thereof.





                   INSTRUCTIONS FOR REGISTRATION OF SECURITIES



Name:______________________________________________



Address:____________________________________________



        ____________________________________________



        ____________________________________________